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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) of the

                        SECURITIES EXCHANGE ACT OF 1934

                Date of earliest event reported: March 13, 2003

                                 ----------------

                        NOBEL LEARNING COMMUNITIES, INC.

                         -----------------------------

               (Exact name of registrant as specified in charter)


           Delaware                 1-10031                   22-2465204
  (State of Incorporation)   (Commission File Number)      (I.R.S. Employer
                                                          Identification No.)

                      -----------------------------------

       1615 West Chester Pike, West Chester, PA                 19382
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       (Address of Principal Executive Offices)               (Zip Code)

                                 (484) 947-2000
                                 --------------
              (Registrant's telephone number, including area code)


                              ---------N/A--------

         (Former name or former address, if changed since last report)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

                  Exhibit No.       Description
                  -----------       ------------

                  99.1 Certification by A.J. Clegg, Chief Executive Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                  99.2 Certification by Robert E. Zobel, Chief Financial Officer, pursuant to 18 U.S.C.
                                    Section 1350, as adopted pursuant to Section
                                    906 of the Sarbanes-Oxley Act of 2002.


Item 9.  Regulation FD Disclosure

         On March 13, 2003, A.J. Clegg, Chief Executive Officer, and Robert E. Zobel, Chief Financial Officer, of Nobel Learning Communities, Inc. each delivered to the Securities and Exchange Commission (the "SEC") a certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Copies of the certifications of A.J. Clegg and Robert E. Zobel are filed herewith as Exhibits 99.1 and 99.2, respectively.

Limitation of Incorporation by Reference

         In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        NOBEL LEARNING COMMUNITIES, INC.


Date:  March 13, 2003                   By:  /s/ A.J. Clegg
                                        ---------------------------------
                                        A.J. Clegg
                                        Chairman and Chief Executive Officer



                                  Exhibit Index

Exhibit No.                   Description
----------                    -----------

99.1 Certification by A.J. Clegg, Chief Executive Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2 Certification by Robert E. Zobel, Chief Financial Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.